UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): April 2, 2004

                         WPCS INTERNATIONAL INCORPORATED
               (Exact name of registrant as specified in charter)


         Delaware                    0-26277                      98-0204758
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)


     140 South Village Avenue, Suite 20, Exton, Pennsylvania         19341
          (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (610) 903-0400

ITEM 1.  ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Heinz Corporation

On April 2, 2004, WPCS International Incorporated, a Delaware corporation (the "Company"), entered into and completed an Agreement and Plan of Merger with Heinz Acquisition Corp., a Missouri corporation wholly-owned by the Company (the "Subsidiary"), Heinz Corporation, a Missouri corporation ("Heinz") and James Heinz ( "J. Heinz"). Pursuant to the terms of the Agreement and Plan of Merger (the "Acquisition"), the Company acquired all of the issued and outstanding shares of capital stock of Heinz from J. Heinz for $1,000,000 in cash and Company common stock, as follows: (1) $700,000 of the Company's common stock, based on the closing price of the Company's common stock on March 30, 2004, for an aggregate of 714,286 newly issued shares of the Company's common stock (the "Shares"); and (2) $300,000 total cash consideration, of which $100,000 was paid at closing and $200,000 was given in a promissory note. As part of the Acquisition, the Company's Board of Directors entered into employment contracts with J. Heinz, Richard Fann, and Michael Caponi to serve as President, Vice President and Chief Technology Officer, and Senior RF Engineer, respectively, of Heinz.

Heinz Corporation is a St. Louis, Missouri based provider of in-building wireless infrastructure services for both cellular and WiFi applications including consulting, integration and installation services for wireless infrastructure. In addition, Heinz has performed fixed wireless services, structured cabling, and cellular base station equipment installation and testing. The acquisition of Heinz gives the Company additional project engineering expertise for wireless infrastructure services, broadens its customer base, and expands its geographical presence in the Midwest.

The 714,286 Shares of common stock issued in the merger were not registered under the Securities Act of 1933, as amended (the "Act") and were issued in the reliance upon the exemption from registration provided by section 4(2) of the Act, on the basis that the Acquisition is a transaction not involving a public offering. All certificates evidencing the Shares bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements.

As part of the Acquisition, the Company caused the Subsidiary and Heinz to be merged pursuant to Articles of Merger filed with the Missouri Secretary of State on April 7, 2004. Heinz survived the merger and the Company intends to continue to hold the surviving company as a wholly-owned subsidiary and to continue its operations.

The amount of consideration paid to J. Heinz for Heinz was determined through arm's-length negotiations between these parties and the Company. Other than as disclosed herein, there are no material relationships between J. Heinz and the Company or any of its affiliates, any directors or officers of the Company, or any associate of such directors or officers.

Following the closing of the merger, the Company had 20,849,976 shares of its common stock issued and outstanding.

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
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of businesses acquired.

          1. Audited Financial Statements of Heinz for the years ended December 31, 2003 and December 31, 2002 (to be filed by amendment).

          2. Unaudited Financial Statements of Heinz for the one month period ended January 31, 2004 (to be filed by amendment).

     (b)  Proforma Financial Information

          Proforma Financial Information will be filed by amendment.

     (c)  Exhibits.

          3. Agreement and Plan of Merger by and among WPCS International Incorporated, Heinz Acquisition Corp., Heinz Corporation and James Heinz made as of the 2nd day of April, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WPCS INTERNATIONAL INCORPORATED


Date:  April 9, 2004                        /s/ ANDREW HIDALGO
       --------------------                    ---------------------------
                                               Andrew Hidalgo, President

Exhibit 3

                          AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER is made as of the 1st day of April, 2004

AMONG:

                    WPCS INTERNATIONAL INCORPORATED, a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at 140 South Village Avenue, Suite 20, Exton, Pennsylvania 19341

                    ("WPCS")

AND:

                    HEINZ ACQUISITION CORP., a body corporate formed pursuant to the laws of the State of Missouri and a wholly owned subsidiary of WPCS

                    (the "Acquirer")

AND:

                    HEINZ CORPORATION, a body corporate formed pursuant to the laws of the State of Missouri and having an office for business located at 804 Lebanon Drive, St. Louis, Missouri 63104

                    ("Heinz")

AND:

                    JAMES HEINZ, an individual having an address at 804 Lebanon Drive, St. Louis, Missouri 63104

                    (the "Heinz Shareholder")

WHEREAS:

A. Heinz is a Missouri corporation engaged in the business of providing wireless and structured cabling systems;

B. The Heinz Shareholder owns 1,000 Heinz Shares, being 100% of the presently issued and outstanding Heinz Shares;

C. WPCS is a reporting company whose common stock is quoted on the OTC Bulletin Board and which is engaged in the business of providing fixed wireless telecommunications services; and

D. The respective Boards of Directors of WPCS, Heinz and the Acquirer deem it advisable and in the best interests of WPCS, Heinz and the Acquirer that the Acquirer merge with and into Heinz (the "Merger") pursuant to this Agreement and the Articles of Merger, and the applicable provisions of the laws of the State of Missouri.

NOW THEREFORE, WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

                                  Definitions

1.1 In this Agreement the following terms will have the following meanings:

     (a) "Acquisition Shares" means such number of WPCS Common Shares as equals $700,000, divided by the closing price of the WPCS Common Shares as reported by the OTC Bulletin Board on the second day prior to the Closing Date, to be issued to the Heinz Shareholder at Closing pursuant to the terms of the Merger;

     (b) "Agreement" means this agreement and plan of merger among WPCS, the Acquirer, Heinz, and the Heinz Shareholders;

     (c)  "Closing"  means  the   completion,   on  the  Closing  Date,  of  the
          transactions contemplated hereby in accordance with Article 9 hereof;

     (d) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

     (e)  "Commission" means the Securities and Exchange Commission;

     (f)  "DGCL" means the General Corporation Law of the State of Delaware;

     (g)  "Effective  Time"  means  the  date of the  filing  of an  appropriate
          Articles of Merger in the form required by the State of Missouri provide that the Merger shall become effective upon such filing;

     (h) "Employment Agreements" means the employment agreements to be entered into on the Closing Date between Heinz and James Heinz, Richard Fann and Michael Caponi in the forms attached hereto as Schedule "O";

     (i)  "Exchange Act" means the Securities Exchange Act of 1934, as amended;

     (j) "Merger" means the merger, at the Effective Time, of Heinz and the Acquirer pursuant to this Agreement and Plan of Merger;

     (k) "Place of Closing" means the offices of Sichenzia Ross Friedman Ference LLP, 1065 Avenue of the Americas, New York, New York 10018, or such other place as WPCS and Heinz may mutually agree upon;

     (l) "Registration Rights Agreement" means the registration rights agreement to be entered into on the Closing Date between WPCS and the Heinz Shareholders in respect of the Acquisition Shares in the form attached hereto as Schedule "M";

     (m) "SEC Reports" means all forms, reports and documents filed and required to be filed by WPCS with the Commission under the Exchange Act from June 7, 2002 through the date hereof;

     (n)  "Securities Act" means the Securities Act of 1933, as amended;

     (o)  "Surviving   Company"  means  Heinz  following  the  merger  with  the
          Acquirer;

     (p) "Heinz Accounts Payable and Liabilities" means all accounts payable and liabilities of Heinz and HTS, due and owing or otherwise constituting a binding obligation of Heinz or HTS (other than a Heinz Material Contract) as of December 31, 2003 as set forth in Schedule "A" hereto;

     (q) "Heinz Accounts Receivable" means all accounts receivable and other debts owing to Heinz or HTS, as of December 31, 2003 as set forth in Schedule "B" hereto;

     (r) "Heinz Assets" means the undertaking and all the property and assets of the Heinz Business of every kind and description wheresoever situated including, without limitation, Heinz Equipment, Heinz Inventory, Heinz Material Contracts, Heinz Accounts Receivable, Heinz Cash, Heinz Intangible Assets and Heinz Goodwill, and all credit cards, charge cards and banking cards issued to Heinz;

     (s) "Heinz Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Heinz or relating to the Heinz Business as set forth in Schedule "C" hereto;

     (t) "Heinz Business" means all aspects of the business conducted by Heinz, including HTS;

     (u) "Heinz Cash" means all cash on hand or on deposit to the credit of Heinz or HTS on the Closing Date;

     (v) "Heinz Debt to Related Parties" means the debts owed by Heinz and HTS to the Heinz Shareholder or to any family member thereof, or to any affiliate, director or officer of Heinz, HTS or the Heinz Shareholder as described in Schedule "D";

     (w) "Heinz Equipment" means all machinery, equipment, furniture, and furnishings used in the Heinz Business, including, without limitation, the items more particularly described in Schedule "E" hereto;

     (x) "Heinz Financial Statements" means collectively, the financial statements of Heinz for the years ended December 31, 2002 and 2003, all of which are to be prepared in accordance with United States generally accepted accounting principles, true copies of which are attached as Schedule "F" hereto;

     (y) "Heinz Goodwill" means the goodwill of the Heinz Business together with the exclusive right of WPCS to represent itself as carrying on the Heinz Business in succession of Heinz subject to the terms hereof, and the right to use any words indicating that the Heinz Business is so carried on including the right to use the name "Heinz" or "Heinz International" or any variation thereof as part of the name of or in connection with the Heinz Business or any part thereof carried on or to be carried on by Heinz, the right to all corporate, operating and trade names associated with the Heinz Business, or any variations of such names as part of or in connection with the Heinz Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Heinz Business, all necessary licenses and authorizations and any other rights used in connection with the Heinz Business;

     (z) "Heinz Insurance Policies" means the public liability insurance and insurance against loss or damage to Heinz Assets and the Heinz Business as described in Schedule "G" hereto;

     (aa) "Heinz Intangible Assets" means all of the intangible assets of Heinz and HTS, including, without limitation, Heinz Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Heinz and its subsidiaries;

     (bb) "Heinz Inventory" means all inventory and supplies of the Heinz Business as of December 31, 2003 as set forth in Schedule "H" hereto;

     (cc) "Heinz Material Contracts" means the burden and benefit of and the right, title and interest of Heinz or HTS in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Heinz or HTS is entitled in connection with the Heinz Business whereunder Heinz or HTS is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "I" hereto; and

     (dd) "Heinz Shares" means all of the issued and outstanding shares of Heinz's equity stock;

     (ee) "HTS" means Heinz Tower Services, Inc., a Missouri corporation.

     (ff) "MGBCL" means the Missouri General and Business Corporation Law.

     (gg) "WPCS Business" means all aspects of any business conducted by WPCS and its subsidiaries;

     (hh) "WPCS Common Shares" means the shares of common stock in the capital of WPCS; and

     (ii) "WPCS Financial Statements" means, collectively, the audited consolidated financial statements of WPCS for the fiscal years ended April 30, 2002 and 2003, and the unaudited consolidated financial statements for the nine months ended January 31, 2004, true copies of which are attached as Schedule "M" hereto.

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:

Information concerning Heinz

  Schedule "A"        Heinz Accounts Payable and Liabilities
  Schedule "B"        Heinz Accounts Receivable
  Schedule "C"        Heinz Bank Accounts
  Schedule "D"        Heinz Debts to Related Parties (including accounts
                      payableaging ledger)
  Schedule "E"        Heinz Equipment
  Schedule "F"        Heinz Financial Statements
  Schedule "G"        Heinz Insurance Policies
  Schedule "H"        Heinz Inventory
  Schedule "I"        Heinz Material Contracts
  Schedule "J"        Heinz Business Qualifications
  Schedule "K"        Heinz Pension Plans
  Schedule "L"        Heinz Collective Bargaining Agreements

Information concerning WPCS

  Schedule "M"        WPCS Financial Statements
  Schedule "N"        WPCS Options, Warrants and Agreements

Exhibits

  Schedule "O"        Form of Employment Agreements
  Schedule "P"        Form of Registration Rights Agreement
  Schedule "Q"        Form of Promissory Note

Severability of Clauses

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                   THE MERGER

The Merger

2.1 At Closing, the Acquirer shall be merged with and into Heinz pursuant to this Agreement and Plan of Merger and the separate corporate existence of the Acquirer shall cease and Heinz, as it exists from and after the Closing, shall be the Surviving Company.

Effect of the Merger

2.2 The Merger shall have the effect provided therefore by the MGBCL. Without limiting the generality of the foregoing, and subject thereto, at Closing (i) all the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, and all property, real, personal and mixed, and all debts due on whatever account, including without limitation subscriptions to shares, and all other choses in action, and all and every other interest of or belonging to or due to Heinz or the Acquirer, as a group, subject to the terms hereof, shall be taken and deemed to be transferred to, and vested in, the Surviving Company without further act or deed; and all property, rights and privileges, immunities, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Company, as they were of Heinz and the Acquirer, as a group, and (ii) all debts, liabilities, duties and obligations of Heinz and the Acquirer, as a group, subject to the terms hereof, shall become the debts, liabilities and duties of the Surviving Company and the Surviving Company shall thenceforth be responsible and liable for all debts, liabilities, duties and obligations of Heinz and the Acquirer, as a group, and neither the rights of creditors nor any liens upon the property of Heinz or the Acquirer, as a group, shall be impaired by the Merger, and may be enforced against the Surviving Company.

Certificate of Incorporation; Bylaws; Directors and Officers

2.3 The Certificate of Incorporation of the Surviving Company from and after the Closing shall be the Certificate of Incorporation of Heinz until thereafter amended in accordance with the provisions therein and as provided by the applicable provisions of the MGBCL. The Bylaws of the Surviving Company from and after the Closing shall be the Bylaws of Heinz as in effect immediately prior to the Closing, continuing until thereafter amended in accordance with their terms, the Certificate of Incorporation of the Surviving Company and as provided by the MGBCL. The Board of Directors of the Surviving Company shall consist of James Heinz, Andrew Hidalgo and Joseph Heater.

Conversion of Securities

2.4 At the Effective Time, by virtue of the Merger and without any action on the part of the Acquirer, Heinz or the Heinz Shareholders, the shares of capital stock of each of Heinz and the Acquirer shall be converted as follows:

     (a) Capital Stock of the Acquirer. Each issued and outstanding share of the Acquirer's capital stock shall continue to be issued and outstanding and shall be converted into one share of validly issued, fully paid, and non-assessable common stock of the Surviving Company. Each stock certificate of the Acquirer evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Company.

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

     (b) Conversion of Heinz Shares. Each Heinz Share that is issued and outstanding at the Effective Time shall automatically be cancelled aextinguished and converted, without any action on the part of the holder thereof, into the right to receive at the time and in the amounts described in this Agreement an amount of Acquisition Shares equal to the number of Acquisition Shares divided by the number of the Heinz Shares outstanding immediately prior to Closing. All such Heinz Shares, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Acquisition Shares paid in consideration therefor upon the surrender of such certificate in accordance with this Agreement.

Additional Consideration

2.5 In addition to the Acquisition Shares, WPCS shall pay the Heinz Shareholder additional consideration in the amount of $300,000 ("Cash Consideration"). The Cash Consideration shall be paid as follows:

     (a) On the Closing Date, WPCS shall pay the Heinz Shareholder $100,000 by certified check, bank check or wire transfer; and

     (b) The balance of $200,000 shall be evidenced by a promissory note in the form attached hereto as Schedule "Q". Of such $200,000, $75,000 shall be payable on the first and second anniversaries of the Closing Date and $50,000 shall be payable on the third anniversary of the Closing Date.

Adherence with Applicable Securities Laws

2.6 The Heinz Shareholder agrees that he is acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective registration statement under the Securities Act) directly or indirectly unless:

     (a)  the sale is to WPCS;

     (b) the sale is made pursuant to the exemption from registration under the Securities Act, provided by Rule 144 thereunder; or

     (c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act, or any applicable United States state laws and regulations governing the offer and sale of securities, and the seller has furnished to WPCS an opinion of counsel to that effect or such other written opinion as may be reasonably required by WPCS.

     The Heinz Shareholder acknowledges that the certificates representing the Acquisition Shares shall bear the following legend:

    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT. THEY MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED, OR

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
    OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE SECURITIES LAWS OR AN OPINION OF COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND OTHER APPLICABLE SECURITIES LAWS. THE HOLDER MAY BE REQUIRED TO PROVIDE AN OPINION AT THE HOLDER'S COST TO THE COMPANY THAT SUCH TRANSFER IS PERMITTED WITHOUT REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS, WHICH OPINION MUST BE ACCEPTABLE TO THE COMPANY'S COUNSEL.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                     OF WPCS

Representations and Warranties

3.1  WPCS  represents  and  warrants  in all  material  respects  to  the  Heinz
Shareholder, with the intent that the Heinz Shareholder will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

WPCS - Corporate Status and Capacity

     (a) Incorporation. WPCS is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

     (b) Carrying on Business. WPCS carries on business primarily in the Commonwealth of Pennsylvania and the state of Missouri and does not carry on any material business activity in any other jurisdiction. The nature of the WPCS Business does not require WPCS to register or otherwise be qualified to carry on business in any other jurisdiction;

     (c) Corporate Capacity. WPCS has the corporate power, capacity and authority to own its assets and to enter into and complete this Agreement;

     (d)  Reporting  Status;  Listing.  WPCS's common stock is registered  under
          Section 12(b) or 12(g) of the Exchange Act and WPCS is required to file current reports with the Commission pursuant to section 13(a) of the Exchange Act. The WPCS Common Shares are quoted on the OTC Bulletin Board under the symbol "WPCS";

     (e) SEC Reports. WPCS has timely filed all SEC Reports with the Commission under the Exchange Act. The SEC Reports, at the time filed, complied as to form in all material respects with the requirements of the Exchange Act. None of the SEC Reports, including without limitation any financial statements or schedules included therein, contains any untrue statements of a material fact or omits to stare a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

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Acquirer - Corporate Status and Capacity

     (f) Incorporation. The Acquirer is a corporation duly incorporated and validly subsisting under the laws of the State of Missouri, and is in good standing with the office of the Secretary of State for the State of Missouri;

     (g) Carrying on Business. Other than corporate formation and organization, the Acquirer has not carried on business activities to date.

     (h) Corporate Capacity. The Acquirer has the corporate power, capacity and authority to enter into and complete this Agreement;

WPCS - Capitalization

     (i) Authorized Capital. The authorized capital of WPCS consists of 30,000,000 WPCS Common Shares, $0.0001 par value and 5,000,000 shares of preferred stock. $0.0001 par value, of which 20,135,690 WPCS Common Shares are presently issued and outstanding;

     (j) Options, Warrants and other Agreements. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of WPCS Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of WPCS, except as set forth on Schedule "N";

Acquirer - Capitalization

     (k) Authorized Capital. The authorized capital of the Acquirer consists of 100 shares of common stock, $0.001 par value, of which one share of common stock is presently issued and outstanding;

     (l) No Option. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of any common or preferred shares in Acquirer or for the purchase, subscription or issuance of any of the unissued shares in the capital of Acquirer;

WPCS - Records and Financial Statements

     (m) Charter Documents. The charter documents of WPCS and the Acquirer have not been altered since the incorporation of each, respectively, except as filed in the record books of WPCS or the Acquirer, as the case may be;

     (n) Corporate Minute Books. The corporate minute books of WPCS and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by WPCS and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of WPCS and its subsidiaries. WPCS and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws;

     (o) WPCS Financial Statements. The WPCS Financial Statements present fairly, in all material respects, the assets and liabilities (whether

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
          accrued, absolute, contingent or otherwise) of WPCS, on a consolidated basis, as of the respective dates thereof, and the results of operations and changes in financial position of WPCS during the periods covered thereby, in all material respects and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated;

     (p) WPCS Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of WPCS or its subsidiaries which are not reflected in the WPCS Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the WPCS Financial Statements, and neither WPCS nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation;

     (q) WPCS Accounts Receivable. All the accounts receivable of WPCS result from bona fide business transactions and services actually rendered without, to the knowledge and belief of WPCS, any claim by the obligor for set-off or counterclaim;

     (r) No Debt to Related Parties. Neither WPCS nor its subsidiaries are, and on Closing will not be, materially indebted to any affiliate, director or officer of WPCS except accounts payable on account of bona fide business transactions of WPCS incurred in normal course of the WPCS Business, including employment agreements, none of which are more than 30 days in arrears;

     (s) No Related Party Debt to WPCS. No director or officer or affiliate of WPCS is now indebted to or under any financial obligation to WPCS or its subsidiaries on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

     (t) No Dividends. No dividends or other distributions on any shares in the capital of WPCS have been made, declared or authorized since the date of WPCS Financial Statements;

     (u) No Payments. No payments of any kind have been made or authorized since the date of the WPCS Financial Statements to or on behalf of officers, directors, shareholders or employees of WPCS or its subsidiaries or under any management agreements with WPCS or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (v) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting WPCS or its subsidiaries;

     (w)  No Adverse Events. Since January 31, 2004,

          (i) there has not been any material adverse change in the properties, results of operations, financial position or condition (financial or otherwise) of WPCS, its subsidiaries, its assets or liabilities or any damage, loss or other change in circumstances materially affecting WPCS, the WPCS Business or WPCS' right to carry on the WPCS Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting WPCS, its subsidiaries, or the WPCS Business,

          (iii)there has not been any material increase in the compensation payable or to become payable by WPCS to any of WPCS'
               officers,   employees   or  agents  or  any  bonus,   payment  or
               arrangement made to or with any of them,

          (iv) the WPCS Business has been and continues to be carried on in the ordinary course,

          (v)  WPCS has not waived or surrendered any right of material value,

          (vi) Neither WPCS nor its subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

          (vii)no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made.

WPCS - Income Tax Matters

     (x) Tax Returns. All tax returns and reports of WPCS and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by WPCS and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (y) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by WPCS or its subsidiaries. WPCS is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

WPCS - Applicable Laws and Legal Matters

     (z) Licenses. WPCS and its subsidiaries hold all licenses and permits as may be requisite for carrying on the WPCS Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the WPCS Business;

     (aa) Applicable Laws. Neither WPCS nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the WPCS Business, and to WPCS' knowledge, neither WPCS nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the WPCS Business;

     (bb) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to WPCS, its subsidiaries, or the WPCS Business nor does WPCS have any knowledge of any deliberate act or omission of WPCS or its subsidiaries that would form any material basis for any such action or proceeding;

     (cc) No Bankruptcy. Neither WPCS nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against WPCS or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of WPCS or its subsidiaries;

     (dd) Labor Matters. Neither WPCS nor its subsidiaries are party to any collective agreement relating to the WPCS Business with any labor union or other association of employees and no part of the WPCS Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of WPCS, has made any attempt in that regard;

     (ee) Finder's Fees. Neither WPCS nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

     (ff) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of WPCS and the Acquirer;

     (gg) No Violation or Breach. The execution and performance of this Agreement will not:

          (i) violate the charter documents of WPCS or the Acquirer or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which WPCS or its subsidiaries are party,

          (ii) give any person any right to terminate or cancel any agreement or any right or rights enjoyed by WPCS or its subsidiaries,

          (iii)result  in  any   alteration   of  WPCS'  or  its   subsidiaries'
               obligations under any agreement to which WPCS or its subsidiaries are party,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the assets of WPCS,

          (v) result in the imposition of any tax liability to WPCS or its subsidiaries relating to the assets of WPCS, or

          (vi) violate any court order or decree to which either WPCS or its subsidiaries are subject;

The WPCS Business

     (hh) Maintenance  of  Business.  Since  the  date  of  the  WPCS  Financial
          Statements, WPCS and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein or in the WPCS SEC Reports;

     (ii) Subsidiaries. Except for the Acquirer or as disclosed in the WPCS SEC Reports, WPCS does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm;

WPCS - Acquisition Shares

     (jj) Acquisition Shares. The Acquisition Shares when delivered to the holder of Heinz Shares pursuant to the Merger shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of WPCS, in all cases subject to the provisions and restrictions of all applicable securities laws; and

     (kk) Securities Law Compliance. Neither WPCS nor any person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of WPCS under circumstances which would require the integration of such offering with the offering of the Acquisition Shares issued to the Heinz Shareholders) which subject the issuance or sale of such shares to the Heinz Shareholders to the registration requirements of Section 5 of the Securities Act.

Non-Merger and Survival

3.2 The representations and warranties of WPCS contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by the Heinz Shareholder, the representations and warranties of WPCS shall survive the Closing for a period of two (2) years.

Indemnity

3.3 WPCS agrees to indemnify and save harmless the Heinz Shareholder from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of WPCS to defend any such claim), resulting from (i) the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by WPCS to the Heinz Shareholder hereunder provided that each individual claim or series of related claims exceeds $10,000, or (ii) any personal liability of the Heinz Shareholder arising from the agreement between Heinz and First National Bank of St. Louis.

                                    ARTICLE 4
                                COVENANTS OF WPCS

Covenants

4.1 WPCS covenants and agrees with Heinz that it will:

     (a) Conduct of Business. Until the Closing, conduct its business diligently and in the ordinary course consistent with the manner in which it generally has been operated up to the date of execution of this Agreement;

     (b) Access. Until the Closing, give the Heinz Shareholder and his representatives full access to all of the properties, books, contracts, commitments and records of WPCS, and furnish to the Heinz Shareholder and his representatives all such information as he may reasonably request;

     (c) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger;

     (d) Public Information. Make and keep public information available, as those terms are understood and defined in Rule 144; and

     (e) SEC Filings. File with the Commission in a timely manner, all reports and other documents required of WPCS under the Securities Act and the Exchange Act.

     (f) Employment Agreements. On the Closing Date, WPCS will cause Heinz to enter into the Employment Agreements.

     (g) Delivery of Registration Rights Agreement and Promissory Note. On the Closing Date, WPCS will deliver the executed Registration Rights Agreement and Promissory Note to the Heinz Shareholder.

     (h) Renewal and Indemnification of Bank line. Following the Closing, WPCS shall use its best efforts to assist Heinz in renewing its existing line of credit with First National Bank of St. Louis (the "Bank"), and shall execute such documents as the Bank may reasonably request in connection therewith. WPCS agrees that following the Closing that it shall indemnify and hold harmless the Heinz Shareholder from and against any claims and expenses relating thereto with respect to such line of credit arising out of the Heinz Shareholder's guaranty of the line of credit.

Authorization

     WPCS hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting WPCS and its subsidiaries to release any and all information in their possession respecting WPCS and its subsidiaries to Heinz. WPCS shall promptly execute and deliver to Heinz any and all consents to the release of information and specific authorizations which Heinz reasonably requires to gain access to any and all such information.

Reports Under Exchange Act

     With a view to making available to the Heinz Shareholder the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Heinz Shareholder to sell securities of WPCS to the public without registration and without imposing restrictions arising under the federal securities laws on the purchases thereof ("Rule 144"), and provided that the one year holding period imposed by paragraph d of Rule 144 has been met, WPCS agrees to furnish to each Heinz Shareholder, so long as such Heinz Shareholder owns WPCS Common Shares, promptly upon request, (i) a written statement by WPCS that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act,
(ii) a copy of the most recent annual or quarterly report of WPCS and such other reports and documents so filed by WPCS, and (iii) such other information as may be reasonably requested to permit the Heinz Shareholders to sell such securities pursuant to Rule 144 without registration.

Survival

The covenants set forth in this Article shall survive the Closing for the benefit of the Heinz Shareholder.

                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                              THE HEINZ SHAREHOLDER

Representations and Warranties

5.1 The Heinz Shareholder represents and warrants in all material respects to WPCS, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Heinz - Corporate Status and Capacity

     (a) Incorporation. Heinz is a corporation duly incorporated and validly subsisting under the laws of the State of Missouri, and is in good standing with the office of the Secretary of State for the State of Missouri;

     (b) Carrying on Business. Heinz carries on business primarily in the State of Missouri and does not carry on any material business activity in any other jurisdiction, except as set forth on Schedule "J". Heinz has an office in St. Louis, Missouri and in no other locations. The nature of the Heinz Business does not require Heinz to register or otherwise be qualified to carry on business in any other jurisdiction;

     (c) Corporate Capacity. Heinz has the corporate power, capacity and authority to own Heinz Assets and to carry on the Business of Heinz and Heinz has the corporate power, capacity and authority to enter into and complete this Agreement;

HTS- Corporate Status and Capacity

     (d) Incorporation. HTS is a corporation duly incorporated and validly subsisting under the laws of the State of Missouri, and is in good standing with the office of the Secretary of State for the State of Missouri;

     (e) Carrying on Business. HTS carries on business primarily in the State of Missouri and does not carry on any material business activity in any other jurisdiction, except as set forth on Schedule "J". The nature of the business of HTS does not require HTS to register or otherwise be qualified to carry on business in any other jurisdiction;

     (f)  Corporate  Capacity.   HTS  has  the  corporate  power,  capacity  and
          authority to own its assets and to carry on its business;

Heinz - Capitalization

     (g) Authorized Capital. The authorized capital of Heinz consists of 30,000 shares of common stock, $1.00 par value per share;

     (h) Ownership of Heinz Shares. The issued and outstanding share capital of Heinz will on Closing consist of 1,000 common shares (being the Heinz Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Heinz Shareholder will be at Closing the registered and beneficial owner of the Heinz Shares. The Heinz Shares owned by the Heinz Shareholder will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

     (i) No Option. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement or option for the acquisition of Heinz Shares held by the Heinz Shareholder or for the purchase, subscription or issuance of any of the unissued shares in the capital of Heinz;

     (j) No Restrictions. There are no restrictions on the transfer, sale or other disposition of Heinz Shares contained in the charter documents of Heinz or under any agreement;

Heinz - Records and Financial Statements

     (k) Charter Documents. The charter documents of Heinz and HTS have not been altered since the incorporation date, except as filed in the record books of Heinz or HTS, respectively;

     (l) Corporate Minute Books. The corporate minute books of Heinz and HTS are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Heinz or HTS which required director or shareholder approval are reflected on the corporate minute books of Heinz or HTS. Heinz and HTS are not in violation or breach of, or in default with respect to, any term of their Certificates of Incorporation (or other charter documents) or by-laws;

     (m) Heinz Financial Statements. The Heinz Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Heinz as of the respective dates thereof, and the results of operations and changes in financial position of Heinz during the periods covered thereby, in all material respects, and will be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated;

     (n) Heinz Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Heinz which are not disclosed in Schedule "A" hereto or reflected in the Heinz Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Heinz Financial Statements, and Heinz has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Heinz as of December 31, 2003 are described in Schedule "A" hereto;

     (o) Heinz Accounts Receivable. All Heinz Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of Heinz, any claim by the obligor for set-off or counterclaim;

     (p) Heinz Bank Accounts. All of the Heinz Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "C" hereto;

     (q) No Debt to Related Parties. Except as disclosed in Schedule "D" hereto, Heinz is not, and on Closing will not be, materially indebted to the Heinz Shareholders nor to any family member thereof, nor to any affiliate, director or officer of Heinz or the Heinz Shareholders except accounts payable on account of bona fide business transactions of Heinz incurred in normal course of Heinz Business, including employment agreements with the Heinz Shareholders and attached to Schedule "D" hereto is an accounts payable aging ledger;

     (r) No Related Party Debt to Heinz. Neither the Heinz Shareholder nor any director, officer or affiliate of Heinz are now indebted to or under any financial obligation to Heinz on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

     (s) No Dividends. No dividends or other distributions on any shares in the capital of Heinz have been made, declared or authorized since the date of the Heinz Financial Statements;

     (t) No Payments. No payments of any kind have been made or authorized since the date of the Heinz Financial Statements to or on behalf of the Heinz Shareholder or to or on behalf of officers, directors, shareholders or employees of Heinz, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (u) No Pension Plans. Except as set forth on Schedule "K", there are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans ("Employee Benefit Plans") affecting Heinz. All contributions and premiums required by law or by the terms of any Employee Benefit Plan which are defined benefit plans or money purchase plans or any agreement relating thereto have been timely made (without regard to any waivers granted with respect thereto) to any funds or trusts established thereunder or in connection therewith, and no accumulated funding deficiencies exist in any of such plans. The benefit liabilities of each of the Employee Benefit Plans in the event it terminated each such plan do not exceed the fair market value of the assets of each such plan. The liabilities of each Employee Benefit Plan that has been terminated or otherwise wound up, have been fully discharged in full compliance with applicable law. There has been no "reportable event" as that term is defined in Section 4043 of ERISA and the regulations thereunder with respect to any of the Employee Benefit Plans subject to Title IV of ERISA which would require the giving of notice, or any event requiring notice to be provided under Section 4041(c)(3)(C) or 4063(a) of ERISA. Each of the Employee Benefit Plans has been maintained, in all material respects, in accordance with its terms and all provisions of applicable law. All amendments and actions required to bring each of the Employee Benefit Plans into conformity in all material respects with all of the applicable provisions of ERISA and other applicable Laws have been made or taken except to the extent that such amendments or actions are not required by law to be made or taken until a date after the Closing Date. Neither Heinz nor any "party in interest" or "disqualified person" with respect to the Employee Benefit Plans has engaged in a "prohibited transaction" within the meaning of Section 4975 of the Code or Section 406 of ERISA. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any employee of Heinz or HTS; (ii) increase any benefits otherwise payable under any Employee Benefit Plan; or (iii) result in the acceleration of the time of payment or vesting of any such benefits;

     (v) No Adverse Events. Since the date of the Heinz Financial Statements, except as described in Schedule "A" hereto:


          (i) there has not been any material adverse change in the properties, results of operations, financial position or condition of Heinz, its liabilities or the Heinz Assets or any damage, loss or other change in circumstances materially affecting Heinz, the Heinz Business or the Heinz Assets or Heinz's right to carry on the Heinz Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Heinz, the Heinz Business or the Heinz Assets,

          (iii)there has not been any material increase in the compensation payable or to become payable by Heinz to the Heinz Shareholders or to any of Heinz's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the Heinz Business has been and continues to be carried on in the ordinary course,

          (v)  Heinz has not waived or surrendered any right of material value,

          (vi) Heinz  has  not  discharged  or  satisfied  or paid  any  lien or
               encumbrance  or  obligation  or  liability   other  than  current
               liabilities in the ordinary course of business, and

          (vii)no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made;

Heinz - Income Tax Matters

     (w) Tax Returns. All tax returns and reports of Heinz required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Heinz or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (x) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Heinz. Heinz is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Heinz - Applicable Laws and Legal Matters

     (y) Licenses. Heinz holds all licenses and permits as may be requisite for carrying on the Heinz Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Heinz Business;

     (z) Applicable Laws. Heinz has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which applies to it the violation of which would have a material adverse effect on the Heinz Business, and, to Heinz's knowledge, Heinz is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Heinz Business;

     (aa) Pending or Threatened Litigation. Except as described in Schedule "A" attached hereto, there is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Heinz, the Heinz Business, or any of the Heinz Assets, nor does Heinz have any knowledge of any deliberate act or omission of Heinz that would form any material basis for any such action or proceeding;

     (bb) No Bankruptcy. Heinz has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Heinz and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Heinz;

     (cc) Labor Matters. Except as set forth on Schedule "L", Heinz is not a party to any collective agreement relating to the Heinz Business with any labor union or other association of employees and no part of the Heinz Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Heinz, has made any attempt in that regard and Heinz has no reason to believe that any current employees will leave Heinz's employ as a result of this Merger. Heinz has delivered or otherwise made available to WPCS true, correct and complete copies of the labor or collective bargaining agreements listed on Schedule "L", together with all amendments, modifications or supplements thereto. No labor organization or group of employees of Heinz or HTS has made a pending demand for recognition, and there are no representation proceedings or petitions seeking a representation proceeding presently pending or, to the best knowledge of Heinz, threatened to be brought or filed, with the National Labor Relations Board or other labor relations tribunal. There are no (i) strikes, work stoppages, slowdowns, lockouts or arbitrations or (ii) material grievances or other labor disputes pending or, to the best knowledge of Heinz or the Heinz Shareholder, threatened against or involving Heinz or HTS. There are no unfair labor practice charges, grievances or complaints pending or, to the best knowledge of Heinz or the Heinz Shareholder, threatened by or on behalf of any employee or group of employees of Heinz or HTS.

     (dd) Finder's Fees. Heinz is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

     (ee) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Heinz and the Heinz Shareholders;

     (ff) No Violation or Breach. The execution and performance of this Agreement will not

          (i) violate the charter documents of Heinz or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Heinz is a party,

          (ii) give any person any right to terminate or cancel any agreement including, without limitation, Heinz Material Contracts, or any right or rights enjoyed by Heinz,

          (iii)result  in  any  alteration  of  Heinz's  obligations  under  any
               agreement   to  which  Heinz  is  a  party   including,   without
               limitation, the Heinz Material Contracts,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Heinz Assets,

          (v) result in the imposition of any tax liability to Heinz relating to Heinz Assets or the Heinz Shares, or

          (vi) violate any court order or decree to which either Heinz is subject;

Heinz Assets - Ownership and Condition

     (gg) Business Assets. The Heinz Assets comprise all of the property and assets of the Heinz Business, and neither the Heinz Shareholders nor any other person, firm or corporation owns any assets used by Heinz in operating the Heinz Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "E" or "I" hereto;

     (hh) Title. Heinz is the legal and beneficial owner of the Heinz Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "E" or "I" hereto;

     (ii) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Heinz Assets;

     (jj) Heinz  Insurance  Policies.   Heinz  maintains  the  public  liability
          insurance and insurance against loss or damage to the Heinz Assets and the Heinz Business as described in Schedule "G" hereto;

     (kk) Heinz Material Contracts. The Heinz Material Contracts listed in Schedule "I" constitute all of the material contracts of Heinz;

     (ll) No Default. There has not been any default in any material obligation of Heinz or any other party to be performed under any of Heinz Material Contracts, each of which is in good standing and in full force and effect and unamended (except as specifically disclosed in Schedule "I"), and Heinz is not aware of any default in the obligations of any other party to any of the Heinz Material Contracts;

     (mm) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Heinz. Heinz is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Heinz Assets - Heinz Equipment

     (nn) Heinz Equipment. The Heinz Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Heinz Assets - Heinz Goodwill and Other Assets

     (oo) Heinz Goodwill. Heinz carries on the Heinz Business only under the name "Heinz Corporation" and variations thereof and under no other business or trade names. Heinz does not have any knowledge of any infringement by Heinz of any patent, trademark, copyright or trade secret;

The Business of Heinz

     (pp) Maintenance of Business. Since the date of the Heinz Financial Statements, the Heinz Business has been carried on in the ordinary course and Heinz has not entered into any material agreement or commitment except in the ordinary course; and

(qq) Subsidiaries. Other than HTS, Heinz does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and Heinz does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2 The representations and warranties of the Heinz Shareholders contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by WPCS, the representations and warranties of the Heinz Shareholders shall survive the Closing for a period of two (2) years.

Indemnity

5.3 The Heinz Shareholder agrees to indemnify and save harmless WPCS from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Heinz Shareholder to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Heinz or the Heinz Shareholder to WPCS hereunder provided that each individual claim or series of related claims exceeds $10,000 and that in no event shall the Heinz Shareholder be required to pay more than $1,000,000 hereunder.


                                    ARTICLE 6
                             COVENANTS OF HEINZ AND
                              THE HEINZ SHAREHOLDER

Covenants

6.1 Heinz and the Heinz Shareholder covenant and agree with WPCS that they will:

     (a) Conduct of Business. Until the Closing, conduct the Heinz Business diligently and in the ordinary course consistent with the manner in which the Heinz Business generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Heinz Business and the Heinz Assets and, without limitation, preserve for WPCS Heinz's relationships with their suppliers, customers and others having business relations with them;

     (c) Access. Until the Closing, give WPCS and its representatives full access to all of the properties, books, contracts, commitments and records of Heinz relating to Heinz, the Heinz Business and the Heinz Assets, and furnish to WPCS and its representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the Heinz Assets, including the Heinz Material Contracts, notwithstanding the change in control of Heinz arising from the Merger; and

     (e) Reporting and Internal Controls. From and after the Effective Time, forthwith take all required actions to implement internal controls on the business of the Surviving Company to ensure that the Surviving Company complies with Section 13(b)(2) of the Exchange Act.

     (f) Delivery of Registration Rights Agreement. On the Closing Date, the Heinz Shareholder will deliver the executed Registration Rights Agreement to WPCS.

     (g) Employment Agreements. On the Closing Date, Heinz will deliver the executed Employment Agreements to WPCS.

Authorization

6.2 Heinz hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Heinz to release any and all information in their possession respecting Heinz to WPCS. Heinz shall promptly execute and deliver to WPCS any and all consents to the release of information and specific authorizations which WPCS reasonably require to gain access to any and all such information.

Survival

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of WPCS.

                                    ARTICLE 7
                              CONDITIONS PRECEDENT

Conditions Precedent in favor of WPCS

7.1 WPCS' obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to WPCS hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Heinz or the Heinz Shareholder at or prior to the Closing will have been complied with or performed;

     (c) title to the Heinz Shares held by the Heinz Shareholder and to the Heinz Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

     (d) the Certificates of Merger shall be executed by Heinz in form acceptable for filing with the Missouri Secretary of State;

     (e)  subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of Heinz, its liabilities or the Heinz Assets or any damage, loss or other change in circumstances materially and adversely affecting the Heinz Business or the Heinz Assets or Heinz's right to carry on the Heinz Business, other than (i) changes described in the Schedule "A" hereto and (ii) changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Heinz or the Heinz Business (whether or not covered by insurance) materially and adversely affecting Heinz, the Heinz Business or the Heinz Assets.

     (f) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any.

     (g) existing Heinz debt lines will be converted to WPCS obligations, with repayment terms acceptable to WPCS.

     (h) the backlog and forecasts of Heinz previously provided to WPCS shall be have been confirmed to the satisfaction of WPCS.

     (i) WPCS shall have received satisfactory confirmation that the consummation of the transactions contemplated by this Agreement will not have an adverse impact on Heinz's agreements with Nextel, Super Conductor and Verizon.

Waiver by WPCS

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of WPCS and any such condition may be waived in whole or in part by WPCS at or prior to Closing by delivering to Heinz and the Heinz Shareholders a written waiver to that effect signed by WPCS. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, WPCS shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of Heinz and the Heinz Shareholder

7.3 The obligations of Heinz and the Heinz Shareholder to carry out the transactions contemplated hereby is subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to Heinz hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by WPCS at or prior to the Closing will have been complied with or performed;

     (c) WPCS will have delivered the Acquisition Shares to be issued pursuant to the terms of the Merger to the Heinz Shareholders at the Closing and the Acquisition Shares will be registered on the books of WPCS in the name of the Heinz Shareholders at the Effective Time;

     (d) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

     (e) payment of the Cash Consideration required to be paid as of the Closing Date shall have been made;

     (f) the Articles of Merger shall be executed by the Acquirer in form acceptable for filing with the Missouri Secretary of State;

     (g) WPCS shall have provided written confirmation to Heinz that WPCS has engaged an investment bank to raise additional working capital;

     (h)  subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of WPCS, its subsidiaries, their assets of liabilities or any damage, loss or other change in circumstances materially and adversely affecting WPCS or the WPCS Business or WPCS' right to carry on the WPCS Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to WPCS or the WPCS Business (whether or not covered by insurance) materially and adversely affecting WPCS, its subsidiaries or its assets; and

     (j) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any.

Waiver by Heinz and the Heinz Shareholder

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Heinz and the Heinz Shareholder and any such condition may be waived in whole or in part by Heinz or the Heinz Shareholder at or prior to the Closing by delivering to WPCS a written waiver to that effect signed by Heinz and the Heinz Shareholder. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing Heinz and the Heinz Shareholder shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

Termination

7.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before April 2, 2004, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

7.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Heinz and WPCS and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that WPCS may be required to issue news releases regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Merger contemplated hereby together with such other documents as are required to maintain the currency of WPCS' filings with the Securities and Exchange Commission.

No-Shop Provision

7.8 From the date hereof until the close of business on April 2, 2004, the parties hereto agree that they shall not, nor will they cause their directors, officers, employees, agents and representatives to, directly or indirectly, solicit or entertain offers from, hold meetings or discussions with, or in any manner encourage, accept or consider any proposal of, any other person relating to the acquisition of Heinz, shares of Heinz's capital stock, securities convertible into or exchangeable for shares of Heinz's capital stock, or Heinz's assets or business, in whole or in part, whether directly or indirectly, through purchase, merger, consolidation, original issuance, or otherwise. Heinz and the Heinz Shareholder will immediately notify WPCS in writing regarding any such contact from the date hereof until the close of business on April 2, 2004.


                                    ARTICLE 8
                                      RISK

Material Change in the Business of Heinz

8.1 If any material loss or damage to the Heinz Business occurs prior to Closing and such loss or damage, in WPCS' reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, WPCS shall, within two (2) days following any such loss or damage, by notice in writing to Heinz, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to WPCS' obligations to carry out the transactions contemplated hereby, be vested in Heinz or otherwise adequately secured to the satisfaction of WPCS on or before the Closing Date.

Material Change in the WPCS Business

8.2 If any material loss or damage to the WPCS Business occurs prior to Closing and such loss or damage, in Heinz's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Heinz shall, within two (2) days following any such loss or damage, by notice in writing to WPCS, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Heinz's obligations to carry out the transactions contemplated hereby, be vested in WPCS or otherwise adequately secured to the satisfaction of Heinz on or before the Closing Date.

                                    ARTICLE 9
                                     CLOSING

Closing

9.1 The Merger and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

Documents to be Delivered by Heinz

9.2 On or before the Closing, Heinz and the Heinz Shareholder will deliver or cause to be delivered to WPCS:

     (a)  the original or certified copies of the charter documents of Heinz and
          all  corporate   records  documents  and  instruments  of  Heinz,  the
          corporate seal of Heinz and all books and accounts of Heinz;

     (b) all reasonable consents or approvals required to be obtained by Heinz for the purposes of completing the Merger and preserving and maintaining the interests of Heinz under any and all Heinz Material Contracts and in relation to Heinz Assets;

     (c) certified copies of such resolutions of the shareholders and directors of Heinz as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (d) an acknowledgement from Heinz and the Heinz Shareholder of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

     (e)  the Employment Agreements;

     (f)  the Certificates of Merger, duly executed by Heinz;

     (g)  the  Registration  Rights  Agreement,   duly  executed  by  the  Heinz
          Shareholder; and

     (h) such other documents as WPCS may reasonably require to give effect to the terms and intention of this Agreement.

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Documents to be Delivered by WPCS

9.3 On or before the Closing, WPCS shall deliver or cause to be delivered to Heinz and the Heinz Shareholder:

     (a) share certificates representing the Acquisition Shares duly registered in the name of the Heinz Shareholder;

     (b)  the Cash Consideration due to be paid on the Closing Date;

     (c) certified copies of such resolutions of the directors of WPCS as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (d) a certified copy of a resolution of the directors of Heinz dated as of the Closing Date, approving the Employment Agreements;

     (e) an acknowledgement from WPCS of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

     (f)  the Employment Agreements, duly executed by Heinz:

     (g)  the Registration Rights Agreement, duly executed by WPCS;

     (h)  the Promissory Note, duly executed by WPCS

     (i)  the Certificates of Merger, duly executed by the Acquirer; and

     (j) such other documents as Heinz and the Heinz Shareholder may reasonably require to give effect to the terms and intention of this Agreement.

                                   ARTICLE 10
                              POST-CLOSING MATTERS

     Forthwith after the Closing, WPCS, Heinz and the Heinz Shareholder agree to use all their best efforts to:

     (a)  file the Certificates of Merger with Secretary of State of Missouri;

     (b) remove the present directors of Heinz from office and appoint James Heinz, Andrew Hidalgo and Joseph Heater as the directors of Heinz;

     (c)  issue a news release reporting the Closing;

     (d) file a Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement and, not more than 60 days following the filing of such Form 8-K, to file and amended Form 8-K which includes audited financial statements of Heinz as well as pro forma financial information of Heinz and WPCS as required by Regulation SB as promulgated by the Securities and Exchange Commission; and

     (e) file reports on Form 3 (and Form 13D, if applicable) with the Securities and Exchange Commission disclosing the acquisition of the Acquisition Shares by

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
          the Heinz Shareholder.

                                   ARTICLE 11
                               GENERAL PROVISIONS

Arbitration

11.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within thirty (30) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration.

     Any action or proceeding seeking to enforce any provision of, or based upon any right arising out of, this Agreement shall be settled by binding arbitration by a panel of three (3) arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association and governed by the laws of the State of Delaware (without regard to the choice-of-law rules or principles of that jurisdiction). Judgment upon the award may be entered in any court located in the State of Delaware, and all the parties hereto hereby consent to submit to the jurisdiction of such courts and expressly waive any objections or defense based upon lack of personal jurisdiction or venue.

     Each of the plaintiff and defendant party to the arbitration shall select one (1) arbitrator (or where multiple plaintiffs and/or defendants exist, one
(1) arbitrator shall be chosen collectively by such parties comprising the plaintiffs and one (1) arbitrator shall be chosen collectively by those parties comprising the defendants) and then the two (2) arbitrators shall mutually agree upon the third arbitrator. Where no agreement can be reached on the selection of either a third arbitrator or an arbitrator to be named by either a group of plaintiffs or a group of defendants, any implicated party may apply to a judge of the courts of the State of Delaware, to name an arbitrator. The location of any arbitration shall be in the State of Delaware. Process in any such action or proceeding may be served on any party anywhere in the world.

Indemnification Provisions

11.2 Notice to Indemnifying Party. If any party (the "Indemnitee") receives notice of any claim or the commencement of any action or proceeding with respect to which the other party (or parties) is obligated to provide indemnification (the "Indemnifying Party") pursuant to Sections 3.3 or 5.3 hereof, the Indemnitee shall give the Indemnifying Party written notice thereof within a reasonable period of time following the Indemnitee's receipt of such notice. Such notice shall describe the claim in reasonable detail and shall indicate the amount (estimated if necessary) of the losses that have been or may be sustained by the Indemnitee. The Indemnifying Party may, subject to the other provisions of this Section 11.2, compromise or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee in respect of a third-party claim. If the Indemnifying Party elects to compromise or defend such asserted liability, it shall within thirty (30) days (or sooner, if the nature of the asserted liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee, shall reasonably cooperate, at the request and reasonable expense of the Indemnifying Party, in the compromise of, or defense against, such asserted liability. The Indemnifying Party will not be released from any obligation to indemnify the Indemnitee hereunder with respect to a claim without the prior written consent of the Indemnitee, unless the Indemnifying Party delivers to the Indemnitee a duly executed agreement settling or compromising such claim with no monetary liability to or injunctive relief against the Indemnitee and a complete release of the Indemnitee with respect thereto. The Indemnifying

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
Party shall have the right to conduct and control the defense of any third-party claim made for which it has been provided notice hereunder. All costs and fees incurred with respect to any such claim will be borne by the Indemnifying Party. The Indemnitee will have the right to participate, but not control, at its own expense, the defense or settlement of any such claim; provided, that if the Indemnitee and the Indemnifying Party shall have conflicting claims or defenses, the Indemnifying Party shall not have control of such conflicting claims or defenses and the Indemnitee shall be entitled to appoint a separate counsel for such claims and defenses at the cost and expense of the Indemnifying Party. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are reasonably required for such defense.

Notice

11.3 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or Facsimile. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by Facsimile shall be deemed to have been received on the actual date of delivery.

Addresses for Service

11.4 The address for service of notice of each of the parties hereto is as follows:

     (a)  WPCS or the Acquirer:

          WPCS International Incorporated
          140 South Village Avenue, Suite 20
          Exton, Pennsylvania 19341
          Attn:  Andrew Hidalgo, President
          Phone:  (610) 903-0400
          Facsimile: (610) 903-0401

          Copy to:

          Marc J. Ross, Esq.
          Thomas A. Rose, Esq.
          Sichenzia Ross Friedman Ference LLP
          1065 Avenue of the Americas
          New York, New York 10018
          Phone:  (212) 930-9700
          Facsimile: (212) 930-9725

     (b)  Heinz or the Heinz Shareholder

          Heinz Corporation
          804 Lebanon Drive
          St. Louis, MO 63104
          Attn:  James Heinz, President
          Phone:
          Facsimile:

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
          Copy to:

          James R. Dankenbring, Esq.
          Spencer Fane Britt & Browne LLP
          One North Brentwood, Suite 1000
          St. Louis, MO 63105
          Phone:  (314) 863-7733
          Facsimile: (314) 862-4656

Change of Address

11.5 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

11.6 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

11.7 Time is expressly declared to be the essence of this Agreement.

Entire Agreement

11.8 The provisions contained herein constitute the entire agreement among Heinz, the Heinz Shareholders, the Acquirer and WPCS respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Heinz, the Heinz Shareholder, the Acquirer and WPCS with respect to the subject matter hereof.

Enurement

11.9 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

11.10 This Agreement is not assignable without the prior written consent of the parties hereto.

Expenses

11.11 Each party agrees to pay, without right of reimbursement from any other party and regardless of whether or not the transaction is consummated, the costs incurred by it in connection with this transaction, including legal fees and other costs incidental to the negotiation of the terms of the transaction and the preparation of related documentation. Notwithstanding the foregoing, the costs associated with the audit of Heinz financial statements shall be paid by WPCS.

Counterparts

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
11.12 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by Facsimile will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

11.13 This Agreement is subject to the laws of the State of Delaware.

                  [Remainder of page intentionally left blank.]

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
IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.



                                        WPCS INTERNATIONAL INCORPORATED

                                        By: /s/ Andrew Hidalgo
                                            ------------------
                                            Andrew Hidalgo, President



                                        HEINZ ACQUISITION CORP.

                                        By: /s/ Andrew Hidalgo
                                            ------------------
                                            Andrew Hidalgo, President



                                        HEINZ CORPORATION

                                        By: /s/ James Heinz
                                            ---------------
                                            James Heinz, President


                                            /s/ James Heinz
                                            ---------------
                                            James Heinz

                                       36